                                                                      EXHIBIT 99

EXHIBIT        DESCRIPTION

EX-99.a        Articles of Amendment and  Restatement of American  Century Asset
Allocation  Portfolios,  Inc.,  dated  August  18,  2004  (filed as Exhibit a to
Pre-Effective  Amendment No. 1 to the Registration  Statement of the Registrant,
File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.b        Bylaws of American  Century  Asset  Allocation  Portfolios,  Inc.
(filed as Exhibit b to the Initial  Registration  Statement  of the  Registrant,
File No. 333-116351, on June 10, 2004, and incorporated herein by reference).

EX-99.c        Registrant hereby incorporates by reference,  as though set forth fully  herein,  the Fourth and Sixth  Articles of the  Registrant's  Amended and
Restated  Articles of  Incorporation,  included  within Exhibit (a) herein,  and
Sections 3 through 11 of the Registrant's  Bylaws,  incorporated by reference as
Exhibit (b) herein.

EX-99.d        Amended  and  Restated  Management   Agreement  between  American
Century  Asset  Allocation  Portfolios,  Inc.  and American  Century  Investment
Management, Inc., dated July 29, 2005.

EX-99.e        Distribution   Agreement   between   American  Asset   Allocation
Portfolios,  Inc. and American Century  Investment  Services,  Inc., dated as of
August 31,  2004  (filed as Exhibit e to  Pre-Effective  Amendment  No. 1 to the
Registration  Statement of the Registrant,  File No.  333-116351,  on August 30,
2004, and incorporated herein by reference).

EX-99.g        Master  Agreement by and between Commerce Bank N.A. and Twentieth
Century Services, Inc. (filed as Exhibit b8e to Post-Effective  Amendment No. 76 to the Registration  Statement of American Century Mutual Funds,  Inc., File No.
2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1       Transfer  Agency   Agreement   between   American  Century  Asset
Allocation Portfolios, Inc. and American Century Services Corporation,  dated as of August 31, 2004 (filed as Exhibit h1 to Pre-Effective  Amendment No. 1 to the
Registration  Statement of the Registrant,  File No.  333-116351,  on August 30,
2004, and incorporated herein by reference).

EX-99.h2       Customer Identification Program Reliance Agreement,  dated August
26,  2004  (filed  as  Exhibit  h2 to  Post-Effective  Amendment  No.  1 to  the
Registration Statement of the Registrant,  File No. 333-116351,  on September 1,
2004, and incorporated herein by reference).

EX-99.i        Opinion and Consent of Counsel,  dated  September 29, 2004 (filed as Exhibit i to Post-Effective  Amendment No. 2 to the Registration Statement of
the  Registrant on September 29, 2004,  File No.  333-116351,  and  incorporated herein by reference).

EX-99.j1       Consent of Deloitte & Touche LLP,  independent  registered public accounting firm (to be filed by amendment).

EX-99.j2       Power of Attorney,  dated  November 16, 2004 (filed as Exhibit j2 to  Post-Effective  Amendment No. 106 to the Registration  Statement of American
Century Mutual Funds,  Inc., File No.  2-14213,  filed on November 29, 2004, and incorporated herein by reference).

EX-99.j3       Secretary's  Certificate,  dated  November  16,  2004  (filed  as
Exhibit j3 to Post-Effective  Amendment No. 106 to the Registration Statement of
American  Century Mutual Funds,  Inc., File No.  2-14213,  filed on November 29,
2004, and incorporated herein by reference).

EX-99.l        Initial  Capital  Agreement,  dated  August  25,  2004  (filed as
Exhibit l to Pre-Effective  Amendment No. 1 to the Registration Statement of the
Registrant,  File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.m1       Advisor  Class Master  Distribution  and  Individual  Shareholder
Services Plan of American Century Asset Allocation Portfolios, Inc., dated as of
August 31, 2004  (filed as Exhibit m1 to  Pre-Effective  Amendment  No. 1 to the
Registration  Statement of the Registrant,  File No.  333-116351,  on August 30,
2004, and incorporated herein by reference).

EX-99.m2       R Class Master Distribution and Individual  Shareholder  Services
Plan of American Century Asset Allocation  Portfolios,  Inc., dated as of August
31,  2004  (filed  as  Exhibit  m2  to  Pre-Effective  Amendment  No.  1 to  the
Registration  Statement of the Registrant,  File No.  333-116351,  on August 30,
2004, and incorporated herein by reference).

EX-99.n        Multiple  Class  Plan  of  American   Century  Asset   Allocation
Portfolios,  Inc.,  dated  as  of  August  31,  2004  (filed  as  Exhibit  n  to
Pre-Effective  Amendment No. 1 to the Registration  Statement of the Registrant,
File No. 333-116351, on August 30, 2004, and incorporated herein by reference).

EX-99.p1       American Century  Investments Code of Ethics (filed as Exhibit p1 to  Post-Effective  Amendment No. 38 to the  Registration  Statement of American
Century California  Tax-Free and Municipal Funds, File No. 2-82734,  on December
29, 2004, and incorporated herein by reference).

EX-99.p2       Independent  Directors'  Code of  Ethics  amended  March 4,  2000
(filed as Exhibit p2 to  Post-Effective  Amendment  No. 106 to the  Registration
Statement of American Century Mutual Funds,  Inc. on November 29, 2004, File No.
2-14213, and incorporated herein by reference).